Exhibit 10.35B

AMENDMENT TO IRREVOCABLE LETTER OF CREDIT

ISSUING BANK:		NUMBER
MANUFACTURERS AND TRADERS TRUST CO.	IRREVOCABLE TRANSFERABLE	SB-904507-0101
25 SOUTH CHARLES STREET	STANDBY
15TH FLOOR	LETTER OF CREDIT	Amendment
BALTIMORE, MD 21201		Number 1

DATE OF ISSUE:	DATE OF THIS AMENDMENT :
2003 APRIL 9	2004 APRIL 1

APPLICANT :	[BENEFICIARY: Before this amendment)
AVALON PHARMACEUTICALS, INC.	M AND T BANK, AS TRUSTEE
20358 GOLDENROD LANE	CORPORATE TRUST DEPT,
GERMANTOWN, MD	25 SOUTH CHARLES STREET
20876	BALTIMORE, MD 21201

ADVISING BANK: (Ref:)
This amendment is to be considered as part of the above mentioned credit, and must be attached thereto.

Ladies and Gentlemen:

We hereby amend our letter of credit as follows:

(1) The aggregate amount of the credit before any drawing is changed as follows:

The amount is decreased by USDl, 219,726.00

The aggregate amount of the credit before any drawings is now “USD10,977,534.00”.

EFFECTIVE IMMEDIATELY THE STATED AMOUNT OF THE LETTER OF CREDIT IS $10,977,534.00, OF WHICH STATED AMOUNT $10,800,000.00 REPRESENTS THE PRINCIPAL PORTION AND $177,534.00 REPRESENTS THE INTEREST PORTION.

All other terms and conditions remain unchanged.

Should you have any questions, please do not hesitate to contact us at 410/244-4531.

Thank you for the opportunity to be of service to you.

/s/ [ILLEGIBLE]

Authorized Signature